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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2002


                        DUALSTAR TECHNOLOGIES CORPORATION
               (Exact name of Company as specified in its charter)


            DELAWARE                   0-25552               13-3776834
     (State of incorporation  (Commission File Number)      (IRS Employer
        or organization)                                 Identification No.)


           11-30 47TH AVENUE, LONG ISLAND CITY, NEW YORK     11101
            (Address of principal executive offices)      (Zip Code)


         Company's telephone number, including area code: (718) 340-6655

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

(a) (1) On April 30, 2002, DualStar Technologies Corporation (the "Company") dismissed Grant Thornton LLP ("Grant Thornton") as the Company's independent accountants.

(2) Grant Thornton's reports on the financial statements of the Company for either of the fiscal years ended June 30, 2001 or June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(3) During the fiscal years ended June 30, 2001 and June 30, 2000, and during the interim period from July 1, 2001 through March 31, 2002, and to the date of this report, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of such disagreement(s) in connection with their report. During the Company's fiscal years ended June 30, 2001 and June 30, 2000 and during the interim period from July 1, 2001 through March 31, 2002, and to the date of this report, there were no reportable events (as that term is defined in Item 304 of Regulation S-K).

(b) On May 2, 2002, the Company engaged Grassi & Co., CPAs, P.C. ("Grassi & Co.") as the Company's independent accountants to review the Company's financial statements for the quarter ended March 31, 2002 and to audit the Company's financial statements for the fiscal year ending June 30, 2002. During the Company's fiscal years ended June 30, 2001 and 2000 and the subsequent interim period preceding the engagement of Grassi & Co., the Company has not consulted Grassi & Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement, or a reportable event (defined above).

(c) Each of the dismissal of Grant Thornton and the engagement of Grassi & Co. was approved by the Board of Directors of the Company on April 24, 2002.

(d) The Company has requested that Grant Thornton LLP review the disclosures contained in this Report and that firm has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed herewith as Exhibit 16.

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     Exhibit 16 Letter from Grant Thornton LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DUALSTAR TECHNOLOGIES CORPORATION


Date: May 3, 2002                      By: /s/ Joseph Chan
                                           ---------------
                                           Joseph Chan
                                           Vice President and Chief Accounting
                                           Officer


EXHIBIT INDEX

Exhibit 16             Letter from Grant Thornton LLP

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